UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

UNIVEST CORPORATION OF PENNSYLVANIA
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 721-2400

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On December 9, 2009, Univest Corporation of Pennsylvania issued a press release correcting it’s press release of November 25, 2009; the date it’s quarterly dividend will be paid was corrected from January 2, 2010 to January 4, 2010. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description of Document
99.1	Press release issued by Univest Corporation of Pennsylvania on December 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Jeffrey M. Schweitzer
Name: Title:	Jeffrey M. Schweitzer Executive Vice President and Chief Financial Officer (Principal Financial & Accounting Officer)

Date: December 10, 2009

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release issued by Univest Corporation of Pennsylvania on December 9, 2009